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                                                        Registration No. 2-94935

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Cortland Trust, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                             Cortland Trust, Inc.
                      Cortland General Money Market Fund
                             U.S. Government Fund
                          Municipal Money Market Fund

                                 (the "Funds")

                               600 Fifth Avenue
                           New York, New York 10020
August 25, 2000

Dear Shareholder:

  As we announced to you in July, our parent company has entered into an agreement to be acquired by CDC Asset Management, a leading French financial institution, as more fully described in the enclosed proxy statement. As a result, we are soliciting your vote for approval of certain items as described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions located on your proxy card to vote via the Internet or touch-tone phone.

Q. What are the Proposals about?

  Two proposals are described in the enclosed proxy statement. At the front of the proxy statement is a table that indicates which proposals are relevant to your Funds.

  The first proposal relates to the advisory agreement for the Funds. The laws governing mutual funds generally require that when an investment adviser undergoes a change in ownership, the advisory agreement with the funds will terminate. In order for the Funds to continue with Reich & Tang Asset Management L.P. as the investment adviser, shareholders must approve the new form of agreement. The proposed new agreement is substantially the same as the current agreement. Fees will not change and no changes are planned to the portfolio managers of your Fund.

Q. How will the CDC transaction affect the Funds?

  The transaction will not affect the daily operations of the Funds or the investment management activities of Reich & Tang Asset Management L.P. Reich & Tang Asset Management L.P. and the Funds will continue to operate autonomously, but will be part of a larger organization with the resources of CDC Asset Management. We will continue to work to meet your expectations for consistent, competitive performance and high quality customer service. The Fund's
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investment objectives, strategies and portfolio managers are not expected to change as a result of the transaction.

Remember--Your Vote Counts!

  Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

  Now you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

  Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 1-800-221-3079.

Sincerely,

Steven W. Duff
President
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                              Cortland Trust Inc.
                               600 Fifth Avenue
                           New York, New York 10020

                      Cortland General Money Market Fund
                             U.S. Government Fund
                          Municipal Money Market Fund
                                 (the "Funds")

                   Notice of Special Meeting of Shareholders
                               October 10, 2000

  A Special Meeting of the shareholders of each Fund will be held at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York on Tuesday, October 10, 2000 at 9:45 a.m. for these purposes:

    1. To approve a new Management/Investment Advisory Agreement with Reich & Tang Asset Management L.P. for each Fund.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 15, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Directors,

                                             Bernadette N. Finn
                                             Secretary

August 25, 2000

 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.
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                                PROXY STATEMENT

                              Cortland Trust Inc.
                               600 Fifth Avenue
                           New York, New York 10020

                      Cortland General Money Market Fund
                             U.S. Government Fund
                          Municipal Money Market Fund
                                 (the "Funds")

  The Directors of Cortland Trust, Inc. (the "Directors") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held on Tuesday, October 10, 2000 at 9:45 a.m. at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on August 15, 2000 (the "Record Date") beginning on or about August 25, 2000.

  The only item of business that the Directors expect will come before the Meeting is approval of a new Management/Investment Advisory Agreement for each Fund (each Fund's "New Advisory Agreement") with Reich & Tang Asset Management L.P., (the "Adviser"). As explained below, the proposed New Advisory Agreement for each Fund is identical (except for its date) to the Management/Investment Advisory Agreement currently in effect for that Fund (each Fund's "Current Advisory Agreement").

  The reason the Directors are proposing the New Advisory Agreement for each Fund is that the Current Advisory Agreements will terminate when the Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Advisory Agreement for each Fund, so that the Adviser can continue to manage each Fund on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the

                                       1
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acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Advisory Agreements would not be needed because the automatic termination of the Current Advisory Agreements would not occur.

  Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreements. No change in advisory fee rate is being proposed.

  Shareholders of each Fund will vote only with regard to the New Advisory Agreement for their own Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Directors recommend that the shareholders of each Fund vote to approve the New Advisory Agreement for their Fund.

 Description of the New Advisory Agreements

  The New Advisory Agreement for each Fund is identical to the Current Advisory Agreement for that Fund, except that the date of each New Advisory Agreement will be the date that CDC AM acquires Nvest. Appendix A to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B to this Proxy Statement contains the form of the Advisory Agreements. Each Current Advisory Agreement and each New Advisory Agreement matches the form in Appendix B, except for the names of the Funds and the dates of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements you should read Appendixes A and B.

  Each New Advisory Agreement essentially provides that the Adviser, under the Directors' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select broker-dealers to carry out portfolio transactions for the Fund and (3) provide, either directly or indirectly through contracts with others, all services for the management of the Fund.

  Each New Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires Nvest). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Directors or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Directors who are not "interested persons," as that term is defined in the

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Investment Company Act, of Cortland Trust, Inc. (the "Trust") or the Adviser
(these Directors who are not "interested persons" are referred to below as the "Independent Directors").

  Each New Advisory Agreement may be terminated without penalty by vote of the Directors or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Adviser, or by the Adviser upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of Nvest by CDC AM).

  Each New Advisory Agreement provides that the Adviser will not be liable to the relevant Fund or its shareholders, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Basis for the Directors' Recommendation

  The Directors determined at a meeting held on July 25, 2000 to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund.

  In coming to this recommendation, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Directors considered information about, among other things:

  . the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, the New Advisory Agreements);

  . the scope and quality of the services that the Adviser has been providing to the Funds;

  . the investment performance of the Funds and of similar funds managed by other advisers;

  . the advisory fee rates payable to the Adviser by the Funds and by other funds and client accounts managed by the Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee

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      schedule to the fee schedule for other funds managed by the Adviser that have investment objectives similar to the Funds');

  . the total expense ratios of the Funds and of similar funds managed by other advisers; and

  . the Adviser's practices regarding the selection and compensation of broker-dealers that execute portfolio transactions for the Funds, and the allocation of transactions among the Funds and other investment accounts managed by the Adviser (see "Portfolio Transactions" below for more information about these matters).

  In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects on the Adviser and the Funds of the acquisition of Nvest by CDC AM. Among other things, the Directors considered:

  . the stated intention of Nvest and CDC AM that the Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Adviser that the acquisition not change the investment approach or process used by the Adviser in managing the Funds;

  . representations of senior executives of the Adviser and the portfolio managers of the Funds that they have no intention of terminating their employment with the Adviser as a result of CDC AM's acquisition of Nvest, and representations of the Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and the Adviser to help retain and incent key personnel of Nvest and the Adviser;

  . assurances from the Adviser that it has no plans, as a result of or in connection with CDC AM's acquisition of Nvest, to change or discontinue existing arrangements under which it waives fees or bears expenses of certain of the Funds;

  . the general reputation and the financial resources of CDC AM and its parent organizations; and

  . the fact that affiliates of the Adviser who currently provide transfer agency and distribution services to the Funds are willing to continue to do so following the acquisition, at no cost to the Funds.

  In addition, the Directors considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent

                                       4
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company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Adviser's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Directors are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Directors, including the Independent Directors, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund.

 Information About the Ownership of the Adviser and the CDC AM/Nvest
  Transaction

  The Adviser is a limited partnership that has one general partner, Reich & Tang Asset Management, Inc. (the "Adviser General Partner"). Mr. Steven W. Duff's principal occupation is principal executive officer of the Adviser's Mutual Funds Division. The address of the Adviser, the Adviser General Partner and Mr. Duff is 600 Fifth Avenue, New York, New York 10020. The Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise,

                                       5
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described below, of various options held by personnel of Nvest and of its affiliates, including the Adviser, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those directors and officers who hold or have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Advisory Agreement for their Fund. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Fund's shareholders of a New Advisory Agreement for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain directors and officers of the Trust will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements. If for some reason the transaction does not occur, the automatic termination of the Current Advisory Agreements will not occur, and the New Advisory Agreements will not be entered into, even if they have been approved by the Funds' shareholders.


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  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56 rue de Lille, 75007 Paris, France. The registered address of CDC is 56 rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

  Certain Relationships and Interests of Trust Directors and Officers. Steven
W. Duff, a Director and officer of the Trust, and the following persons who are Directors or officers of the Trust are also officers or employees of the Adviser or directors of the Adviser General Partner: Richard De Sanctis, Molly Flewharty, Bernadette N. Finn, Roseanne Holtzer, Dana Messina and Ruben Torres (collectively, the "Adviser Affiliates"). Some of the Adviser Affiliates, including Mr. Duff, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units an Adviser Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. Also, in connection with CDC AM's acquisition of Nvest, CDC AM will establish a retention program under which certain Adviser Affiliates, including Mr. Duff, may receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some

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cases may be substantial in amount, an eligible Adviser Affiliate must remain employed by the Adviser and must agree to refrain from competing with the Adviser and soliciting clients of the Adviser.

 Portfolio Transactions

  In their consideration of the New Advisory Agreements, the Directors took account of the Adviser's practices regarding the selection and compensation of broker-dealers that execute portfolio transactions for the Funds, and the allocation of transactions among the Funds and other investment accounts managed by the Adviser. The Adviser has informed the Directors that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest. The following is a summary of these practices:

  The Adviser is responsible for decisions to buy and sell securities for the Trust, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Trust are usually principal transactions, the Funds incur little or no brokerage commissions. Fund securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Trust may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

  The Trust does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. However, the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Each Fund is required to maintain an average weighted portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less. Both may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on U.S. Government obligations, agencies, money market obligations and municipal securities, the high rate of portfolio turnover is not expected to have a material effect on the Funds' net income or expenses.

  Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Trust rather than by any formula. The

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primary consideration is prompt execution of orders in an effective manner at the most favorable price.

  The Adviser and its affiliates manage several other investment accounts, some of which may have objectives similar to the Funds'. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Funds and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Funds and such accounts in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the three Funds will be made in the same way that such purchases are allocated among or combined with those of the Adviser's other accounts. Simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

 Other Information

  Principal Distributor's Address. The address of the Funds' principal distributor, Reich & Tang Distributors, Inc., is 600 Fifth Avenue, New York, New York, 10020.

  Fund Annual Reports. The Funds have previously sent their Annual Reports to their shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 600 Fifth Avenue, New York, New York 10020 or calling
(800)-433-1918.

  Certain Purchases and Sales of Securities of Nvest, Nvest, L.P. and MetLife, Inc. No Board Member had any purchases or sales of any securities of the Manager, Nvest or MetLife, Inc. since the beginning of the Fund's most recently completed fiscal year, except purchases or sales that represented one percent or less of the outstanding securities of any class of those companies.

  Outstanding Shares and Significant Shareholders. Appendix D to this Proxy Statement lists for each Fund the total number of shares outstanding as of August 15, 2000 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Directors and the executive officers of the Funds.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Adviser or of Nvest and its affiliated companies. In addition, D. F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $[Nvest to provide estimated cost of proxy solicitation firm(s)].

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Adviser, Nvest or CDC AM. None of these costs will be borne by the Funds.

  Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Advisory Agreement. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Funds, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as inspectors of election for the Meeting (the "Inspectors"). A majority of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Inspectors will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. For each Fund, the vote required to approve the New Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Directors will consider what other actions to take in the best interests of the Funds.

  Adjournments; Other Business. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement.

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                                             By order of the Board of
                                               Directors

                                             Bernadette N. Finn
                                             Secretary

                                                                      Appendix A

                         FOR EACH OF THE TRUST'S FUNDS

                                         Description of
                                         Director Action
                                            Regarding
                                             Current          Date of Last
                                           Management/         Submission
                               Date of     Investment    of Current Management/
                               Current      Advisory      Investment Advisory
                             Management/ Agreement Since     Agreement for
                             Investment   Beginning of        Shareholder
Advisory Fee Rate             Advisory     Fund's Last    Approval and Reason
Schedule/1/                   Agreement    Fiscal Year       for Submission
-----------------            ----------- --------------- ----------------------
0.80% of the first $500      August 30,  Approved for    March 28, 1996
million of the Trust's       1996        continuation on in connection with
average                                  June 15, 2000.  the merger of
daily net assets, 0.775% of                              New England Mutual
the average daily net                                    Life Insurance Company
assets of the                                            into Metropolitan Life
Trust in excess of $500                                  Insurance Company.
million
but less than $1 billion,
0.75% of
the average daily net
assets of the Trust in
excess of $1 billion but
less than $1.5 billion,
plus 0.725% of the Trust's
average daily net assets in
excess of $1.5 billion.

-----------
/1/The Adviser pays all of the expenses of the Trust and its Funds, except as set forth below. The Trust is responsible for payment of the following expenses not borne by the Adviser: (a) the fees of the Directors who are not "interested persons" of the Trust, as defined by the Investment Company Act and travel and related expenses of the Directors for attendance at meetings;
   (b) interest, taxes and brokerage commissions (which can be expected to be insignificant); (c) extraordinary expenses, if any, including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto; (d) any shareholder service or distribution fee payable by the Trust under a plan of distribution; and (e) membership dues of any industry association.

                                                                     Appendix B

               FORM OF MANAGEMENT/INVESTMENT ADVISORY AGREEMENT

  This Agreement is made as of the   day of     , 2000 by and between CORTLAND
TRUST, INC., a Maryland corporation (the "Fund") on behalf of its     Fund
Series, and REICH & TANG ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Manager"), with respect to the following recital of fact:

                                    RECITAL

  WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and the rules and regulations promulgated thereunder; and

  WHEREAS, the Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

  WHEREAS, the Fund is authorized to issue shares of common stock in separate series, with each such series representing shares in a separate portfolio of securities and other assets; and

  WHEREAS, the Fund intends to offer shares in three series called the U.S. Government Fund, the Cortland General Money Market Fund and the Municipal Money Market Fund (such series, being referred to as the "Series"); and

  WHEREAS, the Fund and the Manager desire to enter into an agreement to provide for comprehensive management and investment advisory services for the
    Fund (the "   ") on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

  1. Appointment of the Manager. The Manager shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein) and provide or procure on behalf of the Fund all investment management, administrative and distribution services, as set forth below, subject at all times to the policies and control of the Fund's Board of Directors. The Manager shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Manager. The Manager shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Manager's specific responsibilities shall include the following:

  2. Investment Management. The Manager shall act as investment manager for
the     and shall, in such capacity, supervise the investment and reinvestment
of the cash, securities or other properties comprising the    's portfolio,
subject at all times to the policies and control of the Fund's Board of
Directors. The Manager shall give the     the benefit of its best judgment,
efforts and facilities in rendering its services as investment manager.

  3. Investment Analysis and Implementation. In carrying out its obligations under paragraph 2 hereof, the Manager shall:

    (a) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic,
  foreign or otherwise, whether affecting the economy generally or the    's
  portfolio and whether concerning the individual issuers whose securities
  are included in the    's portfolio or the activities in which the issuers
  engage, or with respect to securities which the Manager considers
  desirable for inclusion in the    's portfolio:

    (b) determine which issuers and securities shall be represented in the 's portfolio and regularly report thereon to the Fund's Board of
  Directors;

    (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; and

    (d) take, on behalf of the    , all actions which appear to the Fund
  necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for
  the purchase and sale of securities for the    .

  4. Broker-Dealer Relationships. The Manager is responsible for decisions to
buy and sell securities for the    's portfolio, broker-dealer selection, and
negotiation of brokerage commission rates. Allocation of transactions, including their frequency, to various dealers will be determined by the Manager it its best judgment and in a manner deemed to be in the best interest
of shareholders of the     rather than by any formula. The primary
consideration will be prompt execution of orders in an effective manner at the most favorable price.

  5. Control by Board of Directors. Any investment program undertaken by the Manager pursuant to this Agreement, as well as any other activities undertaken
by the Manager on behalf of the     pursuant thereto, shall at all times be
subject to any directives of the Board of Directors of the Fund.

  6. Administrative Services. The Manager shall perform or monitor the performance of, administrative and management services in connection with the
operations of the     and shall investigate, assist in the selection of and
conduct relations with any of the following employed by the Fund to render
services to the     and its stockholders: custodians, depositories, transfer
agents, if any, dividend and disbursing agents, other shareholder service agents (including overseeing broker-dealers and financial institutions which
have entered into agreements with the    's distributor to provide shareholder
account and/or distribution services as contemplated under the provisions of
any distribution agreement to be entered into between the Fund and the    's
distributor), accountants, attorneys, underwriters, corporate fiduciaries, insurers, banks and such other persons in any such capacity deemed to be necessary or advisable. The Manager shall arrange and pay for the periodic updating, printing and related expenses of the registration statement relating
to the    's shares and supplements thereto, prepare and pay for the preparation of all proxy statements and other required reports to shareholders, and register or qualify, and maintain such registration or qualification, for sale of the amount of shares required by the laws of any
state in which the Fund deems it appropriate to offer the    's shares for
sale. The Manager shall provide the Fund's Board of Directors on a regular
basis financial reports on and analyses of the    's operations and the
operations of comparable investment companies. The Manager shall make reports to the Board of Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to other aspects of the
business and affairs of the     as the Fund shall determine desirable.

  7. Accounting Services. The Manager shall furnish, or cause to be furnished,
to the     all necessary accounting services, including:

    (i) the computation of the    's net asset value per share at such times
  on such dates and in the manner specified in the Fund's Articles of Incorporation, By-Laws and/or currently effective registration statement;

    (ii) the computation of the    's net income per share for dividend
  purposes at such times and dates and in the manner specified in the Fund's Articles of Incorporation, By-Laws and/or currently effective registration statement;

    (iii) the accrual of interest and other income payable in respect of the 's portfolio securities;

    (iv) the preparation and filing of all federal, state and local tax
  reports with respect to the    ; and

    (v) the maintenance of the books, accounts and financial records of the and preservation thereof in accordance with the applicable provisions of the 1940 Act.

  The Manager shall furnish to the Fund or cause to be furnished to the Fund, without charge to the Fund, the services of a principal financial officer and such assistant officers as the Board of Directors may require and shall
furnish without charge to the     all necessary office space, equipment,
supplies and utilities in order to perform the accounting functions.

  8. Shareholder Account Record Services. The Fund serves as transfer agent for its own shares. The Manager agrees to furnish all necessary data processing equipment, supplies, personnel and services required for the Fund to maintain its shareholder account records. In connection therewith, the Manager shall receive all daily share purchase and redemption information including information with respect to dividends reinvested, and shall timely post said information to the accounts of shareholders of the Fund. The Manager shall assist the Fund in maintaining all required books and records with respect to shareholder purchases, redemptions, dividends paid and dividends reinvested and shall assist the Fund by preparing for filing all required reports and returns, including federal reports with respect to dividends paid and with respect to proper tax identification number reporting.

  9. Shareholder Services and Distribution. The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plans") and has employed a registered broker-dealer (the "Distributor") to serve as principal
underwriter of the    's shares. In connection with the Plans, the Manager
will be responsible for conducting the Fund's relations with the Distributor and with broker/dealers and financial institutions that may establish and
maintain accounts with the     on behalf of their clients or customers.

  10. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Manager shall at all times conform to:

    (a) all applicable provisions of the 1940 Act; and

    (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act; and

    (c) the provisions of the Fund's Articles of Incorporation, as amended;
  and

    (d) the provisions of the By-Laws of the Fund, as amended; and

    (e) any other applicable provisions of state and federal law.

  11. Expenses. The expenses connected with the     shall be borne by the
Manager as follows:

    (a) If requested by the Fund, the Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund or for the proper conduct of the
  affairs of the    .

    (b) The Manger shall further maintain, at its expense and without cost
  to the    , a trading function in order to carry out its obligations under subparagraph (d) of paragraph 3 hereof to place orders for the purchase
  and sale of portfolio securities for the    .

    (c) The Manager shall furnish at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under this Agreement. The Manager shall also provide the equipment, office space, facilities and supplies necessary to perform the services set forth in paragraphs 6, 7, 8, and 9 hereof as well as provide equipment, office space, facilities and supplies necessary to maintain one or more offices of the Fund, as may from time to time be required by the Fund's Board of Directors. The Manager shall pay the compensation, if any, of officers of the Fund who are officers or employees of the Manager. The Manager shall timely pay (or reduce its fee in an amount equal to) all expenses of the unless expressly assumed by the Fund or the Distributor; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; all fees payable by the Fund to federal, state, or other governmental agencies; the costs and expenses of engraving or printing stock certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of
  registration of the     and its shares with the Securities and Exchange
  Commission and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto
  to the    's shareholders; all expenses of shareholders' meetings (other than as set forth in subparagraph (d)(i) of this paragraph 11 and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash;
  charges and expenses of any outside service used for pricing of the    's
  shares; routine fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; and all other charges
  and costs of the    's operations.

    (d) The Fund shall be responsible for payment of the following expenses not borne by the Manager: (i) the fees of the directors who are not "interested persons" of the Fund, as defined by the 1940 Act, and travel and related expenses of the directors for attendance at meetings, (ii) membership dues of any industry association, (iii) interest, taxes and brokerage commissions, (iv) extraordinary expenses, if any, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto, and (v) any shareholder service or distribution fee payable by the Fund under the Plans.

  12. Compensation. For the services to be rendered, the facilities furnished and the expenses assumed by the Manager, the Fund shall pay to the Manager on
behalf of the     monthly compensation at the sum of the amounts determined by applying the following annual rates to the Series' aggregate daily net assets:
 .80% of the first $500 million of the Series' aggregate daily net assets, .775% of the Series' aggregate daily net assets in excess of $500 million but less than $1 billion, .75% of the Series' aggregate daily net assets in excess of $1 billion but less than $1.5 billion, plus .725% of the Series' aggregate daily net assets in excess of $1.5 billion and then multiplying the result by a fraction, the denominator of which is the average daily net assets of the Series for the period and the numerator of which is the average daily net
assets of the     for the period. Except as hereinafter set forth,
compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly upon documentation that expenses to be paid or assumed by the Manager have been paid on a timely basis and the appropriate reserves for anticipated expenses of the Fund have been provided for ("Documentation"). If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above; provided however, that the Fund may reserve final payment of any amounts due pending presentation of documentation that the expenses to be paid or assumed by the Manager have in fact been paid. Subject to the provisions of paragraph 13 hereof, payment of the Manager's compensation for the preceding month shall be made as promptly as possible following the submission to the Fund of Documentation after completion of the computations contemplated by paragraph 13 hereof.

  13. Expense Limitation. In the event the operating expenses of the including all management fees, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitation applicable to the imposed by the securities laws or regulations thereunder of any state or
jurisdiction in which the    's shares are qualified for sale, as such
limitations may be raised or lowered from time to time, the Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for any annual operating expenses (after reductions of all management fees) in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commission and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund and
attributable to the    . Such reduction, if any, shall be computed and accrued
daily, shall be settled on a monthly basis and shall be based upon the expense
limitation applicable to the     as at the end of the last business day of the
month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Manager's fee shall be applicable.

  14. Non-Exclusivity. The services of the Manager to the     are not to be
deemed to be exclusive, and the Manager shall be free to render investment advisory, investment management and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that the employees of the Manager and the officers or directors of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as employees of the Manager or as officers or directors of Reich & Tang Asset Management, Inc. to the extent permitted by law; and that the employees of the Manager and the officers and directors of Reich & Tang Asset Management, Inc. are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

  15. Non-Exclusive Use of the Name "Cortland". The Fund acknowledges that it adopted its name through the permission of the Manager. The Manager hereby consents to the non-exclusive use by the Fund of the name "Cortland" only so long as the Manager serves as the Series' manager. The Fund covenants and agrees to protect, exonerate, defend, indemnify and hold harmless the Manager, its officers, agents and employees from and against any and all costs, losses, claims, damages or liabilities, joint or several, including all legal expenses which may arise or have arisen out of the Fund's use or misuse of the name "Cortland" or out of any breach of or failure to comply with this paragraph 15.

  Neither the Fund nor the     shall distribute or circulate any prospectus,
proxy statement, sales literature, promotional material or other printed matter required to be filed with the Securities and Exchange Commission under
Section 24(b) of the 1940 Act which contains any reference to the Manager or using the name "Cortland" without the prior approval of the Manager and shall submit all such materials requiring approval of the Manager in draft form, allowing sufficient time for review by the Manager and its counsel prior to any deadline for printing.

If the Manager or any successor to its business shall cease to furnish
services to the     under this Agreement or similar contractual arrangement,
the Fund:

    (a) as promptly as practicable, will take all necessary action to cause its Articles of Incorporation to be amended to accomplish a change of name; and

    (b) within 90 days after the termination of this Agreement or such similar contractual arrangement, shall cease to use in any other manner, including but not limited to use in any prospectus, sales literature or promotional material, the name "Cortland" or any name, mark or logotype
  derived from it or similar to it or indicating that the     is managed by
  or otherwise associated with the Manager.

  16. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to paragraph 17 hereof, for a period of two years from the date hereof.

  17. Renewal. Following the expiration of its initial term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

    (a)(i) by the Fund's Board of Directors or (ii) by the vote of a
  majority of the    's outstanding voting securities (as defined in Section
  2(a)(42) of the 1940 Act); and

    (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), but votes cast in person at a meeting specifically called for such purpose.

  18. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of
a majority of the    's outstanding voting securities (as defined in Section
2(a)(42) of the 1940 Act), or by the Manager, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act.

  19. Liability of Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager or its officers or employees, or the officers, directors or employees of its sole general partner, Reich & Tang Asset Management, Inc., or reckless disregard by the Manager of its duties under this Agreement, the Manager shall not be liable to the Fund or to any stockholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may by sustained in the purchase, holding or sale of any security, provided however, that the Manager shall at all times act in good faith and agrees to use its best efforts within reasonable limits to insure the accuracy of all services described in paragraph 8 hereof, but assumes no responsibility and shall not be liable for loss or damage due to errors in connection with services provided under paragraph 8 unless said error is caused by the Manager's negligence, bad faith or willful misconduct or that of its employees.

  20. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Manager for this purpose shall be 600 Fifth Avenue, New York, New York 10020.

  21. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.

                                       CORTLAND TRUST, INC.

                                       By: ___________________________________
                                                        President

Attest:

__________________________________
Secretary

                                       REICH & TANG ASSET MANAGEMENT, L.P.

                                       By:  REICH & TANG ASSET MANAGEMENT,
                                            INC. General Partner

                                       By: ___________________________________

Attest:

__________________________________
Secretary

                                                                     Appendix C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISER

  The Adviser acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                                             Adviser's
                         Net Assets of                                      Relationship
                          Other Funds                                         to Fund
   Other Funds with       at June 30,                                       (Adviser or
  Similar Objectives         2000                  Fee Rate/1/              Sub-Adviser)
  ------------------     ------------- ------------------------------------ ------------
California Daily Tax       385,720,218 .30% per annum of average daily net    Adviser
Free Income Fund, Inc.                 assets

Connecticut Daily Tax      189,697,692 .30% per annum of average daily net    Adviser
Free Income Fund, Inc.                 assets

Daily Tax Free Income      725,922,546 .325% average daily net assets not     Adviser
Fund, Inc.                             in excess of $750 million, plus
                                       .30% of average daily net assets in
                                       excess of $750 million

Florida Daily Municipal     79,950,196 .40% per annum of average daily net    Adviser
Income Fund                            assets

Georgia Daily Municipal     12,093,579 .40% per annum of average daily net    Adviser
Income Fund, Inc.                      assets

Institutional Daily      1,356,847,939 .12% per annum of average daily net    Adviser
Income Fund                            assets
/1/.02% Investment Management fee waived for Florida; .40% for Georgia; .30%
  for Michigan

Michigan Daily Tax Free     14,788,365 .30% per annum of average daily net    Adviser
Income Fund, Inc.                      assets

----

                                                                             Adviser's
                         Net Assets of                                      Relationship
                          Other Funds                                         to Fund
   Other Funds with       at June 30,                                       (Adviser or
  Similar Objectives         2000                  Fee Rate/1/              Sub-Adviser)
  ------------------     ------------- ------------------------------------ ------------
New Jersey Daily         $ 147,469,750 .30% per annum of average daily net      Adviser
 Municipal Income Fund,                assets
 Inc.

New York Daily Tax Free    428,583,548 .30% per annum of average daily net      Adviser
 Income Fund, Inc.                     assets

North Carolina Daily       250,604,096 .40% per annum of average daily net      Adviser
 Municipal Income Fund,                assets
 Inc.

Pennsylvania Daily           7,722,720 .40% per annum of average daily net      Adviser
 Municipal Income Fund                 assets

Pax World Money Market     125,687,035 .15% per annum of average daily net  Sub-Adviser
 Fund, Inc.                            assets

Short Term Income Fund,  1,259,022,443 .30% of average daily net assets not     Adviser
Inc.                                   in excess of $750 million, plus
Money Market Portfolio                 .29% of average daily net assets in
                                       excess of $750 million but not in
                                       excess of $1 billion, plus
                                       .28% of such assets in excess of
                                       $1 billion but not in excess of
                                       $1.5 billion, plus
                                       .27% of such assets in excess of
                                       $1.5 billion

-------
/1/.40% Investment Management fee waived for Pennsylvania

                          Net Assets                                        Adviser's
                           of Other                                        Relationship
                           Funds at                                          to Fund
Other Funds with Similar   June 30,                                        (Adviser or
       Objectives            2000                 Fee Rate/1/              Sub-Adviser)
------------------------  ----------- ------------------------------------ ------------
Short Term Income Fund,   615,730,987 .275% of average daily net assets      Adviser
 Inc.                                 not in excess of $250 million, plus
 U.S. Government                      .25% of such assets in excess of
 Portfolio                            $250 million

Tax Exempt Proceeds       208,002,982 .40% per annum of average daily net    Adviser
 Fund, Inc.                           assets up to $250 million; .35% per
                                      annum of average daily net assets
                                      between $250 million and $500
                                      million; and .30% per annum of
                                      average daily net assets over $500
                                      million.

Virginia Daily Municipal    3,964,767 .30% per annum of average daily net    Adviser
 Income Fund, Inc.                    assets

-------
/1/.40% Investment Management fee waived for Virginia

                                                                     Appendix D

Shares Outstanding and Entitled to Vote

  For each class of a Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of August 15, 2000 was as follows:

                Number
Name of Fund   of Shares
------------  -----------



Ownership of Shares

  As of June 30, 2000, the Trust believes that the Directors and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of June 30, 2000, the Trust believes that no person beneficially owned more than 5% of the outstanding shares of a Fund or of a class thereof.

                                                              SAMPLE PROXY CARD

                         PLEASE VOTE YOUR PROXY TODAY

       Prompt response will save the expense of additional solicitations

CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1. VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed postage paid envelope. NOTE: Your proxy is not valid unless it is signed.

2. VOTE BY TOUCH-TONE PHONE: Dial 1-800-690-6903, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www.proxyvote.com, enter your CONTROL NUMBER and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

                    IF YOU VOTE BY PHONE, FAX OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-800-690-6903
                        OR LOG ON TO www.proxyvote.com

PROXY                                                                      PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                              CORTLAND TRUST, INC.

                    Proxy for Special Meeting of Shareholders
                           to Be Held October 10, 2000

                  The undersigned hereby appoints Steven W. Duff and Bernadette
N. Finn and each of them (with full power of substitution) as proxies to vote for the undersigned all shares of Cortland Trust, Inc. (the "Trust") which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on Tuesday, October 10, 2000 at 9:45 a.m. Eastern time at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York, or any adjournments thereof, upon the matter described in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournments thereof. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked below upon the following matter:

                  To approve a new Management/Investment Advisory Agreement between the Trust (on behalf of the Fund) and Reich & Tang Asset Management L.P.

                    FOR                     AGAINST                    ABSTAIN

                    [_]                       [_]                        [_]

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                  The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors. (Please mark, sign, date and return this proxy promptly in the enclosed envelope.)

                                      Dated:
                                            ---------------------------


                                            -----------------------------------
                                                 Signature


                                            ------------------------------------
                                            Signature if held jointly

                                        Please sign exactly as name appears
                                      above. When shares are held by joint
                                      tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partner, please sign in partnership name by authorized person.

                                        If your address differs from the above,
                                      please advise the Trust as to your correct address.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.